UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2007

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
10000 Alliance Road, Cincinnati, Ohio		45242
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                                                                                                           (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

Effective with the first quarter of fiscal 2008, LSI changed its segment reporting structure to reflect the operations of its core business segments and to align its segment reporting with internal management reporting to its chief operating decision maker. Specifically, the results of LSI's Technology Segment are to be appropriately consolidated under the Lighting Segment and Graphics Segment.

LSI desires to consolidate the results of its Technology Segment as a result of the integration of LSI Saco Technologies, Inc., a company LSI acquired in 2006 ("LSI Saco"). In furtherance of strategic product delevopment and growth in both the Lighting and Graphics Segments, LSI manufactures and markets white light LED lighting fixtures in its Lighting business, markets and sells the solid-state LED billboards and sports video boards in its Graphics business, and manufactures Smartvision® video screens at its headquarters / Lighting operation.  LSI Saco continues to operate in Montreal as LSI's R&D center with its primary mission to continue to develop solid-state LED technology to be employed in both LSI's Lighting and Graphics Segments, and secondarily to be responsible for Smartvision video screens for the entertainment market.

LSI is recasting the presentation of its reportable segments for all affected periods included in its Annual Report on Form 10-K for the year ended June 30, 2007 including the quarterly periods identified in the exhibit filed herewith.  The new segment reporting structure relates primarily to disclosures for the fiscal year ending June 30, 2007 to conform to the new segment reporting structure to be initially presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. Accordingly, Exhibit 99.1 to this Current Report on Form 8-K, which is attached hereto and incorporated by reference, updates and supersedes certain information previously reported in Items 7 and 8 of Part II of LSI’s Annual Report on Form 10-K for the year ended June 30, 2007. These changes did not have an impact on the previously reported consolidated financial results of LSI.

Revisions to the previously reported information are limited to the segment reporting disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Notes 2 and 6 to the Consolidated Financial Statements of LSI. These revisions do not impact the Consolidated Income Statements, Consolidated Balance Sheets or Consolidated Statements of Cash Flows, as previously reported in LSI's Annual Report on Form 10-K for the year ended June 30, 2007.  The information in this Current Report on Form 8-K is presented as of June 30, 2007 and has not been updated or modified to reflect financial results subsequent to that date or any other changes since the filing date of the Form 10-K.  LSI expects to file in a subsequent Form 8-K certain sections of its Form 10-K that will be updated to present recasted business segment information for the purpose of, among others, to enable LSI to incorporate such updated information by reference into future registration statements or post-effective amendments to existing registration statements.

Item 9.01 - Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	LSI Selected Recasted Business Segment Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

October 25, 2007